UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Annual Report
December 31, 2012

Monetta Family of Mutual Funds No-Load

Monetta Fund

Monetta Trust:
•	Young Investor Fund
•	Mid-Cap Equity Fund
•	Orion/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	January 25, 2013

Enclosed is your annual report for the 12-month period ending December 31, 2012. Despite a roller-coaster ride on the political and economic fronts during the year, the stock market, as represented by the S&P 500 Index, posted a 16.00% return. The strong market performance reflected a moderate economic recovery in the U.S., led by the housing market, a European debt crisis that appears to be largely contained, an economic “soft landing” in China and a Federal Reserve’s zero rate policy that kept interest rates low.

Among equity categories, during the year midsized companies outperformed the large-and-small-capitalization companies, and value beat growth companies. In terms of sector performance, financial and consumer discretionary sectors did the best, while the utilities and energy sectors lagged.

Fixed income markets also performed well in 2012, with the Barclays Capital Aggregate Bond Index gaining 4.21% for the year while the more speculative Barclays Capital U.S. Corporate High Yield Index posting a 15.81% return. The primary driver of bond performance was the Federal Reserve’s policy of maintaining ultra-low interest rates and overall slow global growth.

2013 Outlook

As we enter into 2013, we believe the markets will be similar to a zigzagging river following the path of least resistance. Key directional factors will include a bipartisan agreement surrounding the nation’s long-term deficit-issues, a continuation of the Fed’s easing policy and better visibility in the tax code which could provide a boost to consumer and business confidence.

It appears that 2013 will be the start of a more normal period of economic growth spurred by government intervention. Even though the political and economic risks in Europe remain, relative to last year we believe these risks are significantly reduced. In addition China and other emerging markets are showing signs of stronger growth.

We believe that the bond market can continue to provide safety, diversification and modest levels of income. With bond yields at extremely low historical levels, total returns will be generated primarily by coupon return versus price appreciation. While there is nothing on the horizon to suggest an immediate jump in long-term interest rates, there appears to be little room for yields to decline much further.

Though challenges clearly remain, many of the world’s economies, particularly the U.S., are in better shape today than a year ago. We believe cautious optimism is appropriate and therefore favor large capitalization growth companies that can maintain and/or improve market share in a slow growth environment. In the fixed income market we emphasize safety by concentrating investments in high-quality corporate bonds, primarily in the one to four year maturity area.

Following is detailed information that highlights each Fund’s performance, security holdings and 2013 outlook for your review. We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	15
Orion/Monetta Intermediate Bond Fund	17

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	28

Report Of Independent Registered Public Accounting Firm	33
Other Information	34
Directors/Trustees & Officers	38
Notice to Shareholders	39

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance. Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance. For the twelve months ended December 31, 2012, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended December 31, 2012, the Young Investor Fund's other fund investments consisted only of ETF's. Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Price/Earnings Ratio: A valuation ratio of a company's current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index considered representative of the U.S. investment-grade, fixed rate bond market. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, non-investment grade debt.

Since indices are unmanaged, it is not possible to invest in them.

This report must be preceded or accompanied by a Prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund		Period ended December 31, 2012
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$86.9 billion	$43.80 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	10.47%	5.55%	-1.71%	6.74%
S&P 500 Index	16.00%	10.87%	1.66%	7.10%
Total Annual Operating Expenses *	1.65%

*Source Prospectus dated April 30, 2012. For the Fund's current Expense Ratio, please refer to Page 24.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data does not reflect taxes on Fund distributions or redemptions. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings:		Top 5 Equity Holdings:
Financial	19.7%
Technology	15.0%		% of Net Assets
Consumer Cyclical	13.3%	Bank of America Corp.	6.6%
Healthcare	12.2%	Ford Motor Co.	3.4%
Retail	11.3%	MasterCard Inc. - CL A	3.4%
Basic Material	6.4%	JPMorgan Chase & Co.	3.2%
Consumer Staple	5.7%	Celgene Corp.	3.1%
Exchange Traded Fund	4.9%	Total Top 5 Equity Holdings	19.7%
Capital Equipment	4.1%
Energy	4.0%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Fund returned a solid 10.47% for the year ending December 31, 2012. The Fund performance lagged that of the S&P 500 Index, up 16.00%, primarily due to the Fund’s growth stock emphasis. During the past year large-cap companies lagged mid-sized and small-capitalization companies, while growth stock investments underperformed the value sector. The overriding investment concern was a bipartisan solution to the critical U.S. structural deficit issue, an outcome that will significantly affect the longer-term prospects for economic growth.

The Fund’s largest industry weighting throughout the year was in the consumer cyclical, technology and financial sectors. We continue to underweight the traditional defensive sectors, which include consumer staples and utilities.

Specific holdings that enhanced Fund performance last year included Bank of America Corporation, Apple, Inc. and Lennar Corporation which represented 6.6%, 2.4% and 2.2% respectively of the year-end portfolio. Conversely, hindering Fund performance were holdings in VeriFone Holdings, Inc., Molycorp. Inc. and Morgan Stanley, all which were sold to cut losses. New purchases during the year were primarily in the consumer sectors, including Proctor & Gamble Company, Costco Wholesale Corporation and Sherwin Williams Company representing 2.2%, 1.6% and 1.8% respectively of the year-end portfolio. We continue to emphasize high quality growth companies that demonstrate durable earnings growth and will benefit from a sluggish/improving economic environment.

2013 Outlook

As we enter 2013, U.S. stocks face three major challenges: Europe’s ongoing debt crisis, slowing growth in China and the “fiscal cliff/deficit” issue that must be addressed by Congress. Despite these risks the U.S. economy is slowly recovering as reflected in an improving housing sector, a pick-up in manufacturing and higher employment levels. These events coupled with the historically low interest rate levels should attract investors to the growth stock sectors. The valuations for many high-quality growth companies remain attractive, as company earnings and free cash flows continue to improve. We believe the Fund is well positioned to benefit from its weighting in large-cap growth companies.

Monetta Young Investor Fund		Period ended December 31, 2012
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$114.5 billion	$41.81 million
PERFORMANCE:	Average Annual Total Return
				Since Inception
	1 Year	3 Year	5 Year	12/12/2006
Young Investor Fund	14.71%	12.93%	9.57%	8.68%
S&P 500 Index	16.00%	10.87%	1.66%	2.37%
Total Annual Operating Expenses - Net *	1.06%
Total Annual Operating Expenses - Gross *	1.70%

*Source Prospectus dated April 30, 2012. The Adviser is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2013. Net Expense Ratio of 1.06% includes Acquired Fund Fees and Expenses of 0.06%. For the Fund's current Expense Ratio, please refer to Page 25.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data does not reflect taxes on Fund distributions or redemptions. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings:		Top 5 Equity Holdings:
Exchange Traded Funds	47.6%
Retail	11.1%		% of Net Assets
Technology	8.5%	JPMorgan Chase & Co.	3.2%
Financial	7.7%	Walt Disney Co.	3.0%
Consumer Cyclical	6.7%	McDonald's Corp.	2.5%
Consumer Staple	5.0%	MasterCard, Inc. - CL A	2.3%
Healthcare	3.7%	Bank of America Corp.	2.2%
Energy	2.7%	Total Top 5 Equity Holdings	13.2%
Basic Material	1.8%
Capital Equipment	1.8%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

For the year ending December 31, 2012 the Young Investor Fund was up 14.71%. This was slightly below the return of the S&P 500 Index which appreciated 16.00%. For the three and five year periods ending December 31, 2012, the Fund’s annualized investment returns of 12.93% and 9.57% respectively compares favorably to the 10.87% and 1.66% respectively returns of the S&P 500 Index.

The Fund’s primary investment focus is to seek long-term capital growth by managing risk relative to the market. It combines both a passive and active investment approach to reduce volatility, eliminate style drift and minimize stock selection risk. Approximately half of the Fund is invested in Exchange Traded Funds (ETF’s) that track the S&P 500 Index with the balance invested in “Best of Breed,” or high quality, large-cap growth companies.

The Fund’s largest industry weighting is in the retail sector, representing 11.1% of the year-end portfolio. Individual holdings enhancing performance during 2012 included eBay, Inc., Bank of America and Walt Disney Company, representing 1.8%, 2.2% and 3.0% respectively of the year-end portfolio.

Conversely, hindering performance included McDonald’s Corporation and Microsoft Corporation, representing 2.5%, and 0.0% respectively of the year-end portfolio. During the year the portfolio weighting in Apple, Inc., was reduced from 2.9% to 1.3% as the stock price traded through key technical support levels. This suggests an “over-owned” situation, as company fundamentals remain intact.

New purchases include, Johnson & Johnson (a major pharmaceutical company) and Proctor and Gamble Company (a large manufacturer of branded consumer package goods and products), representing 2.2%, and 1.5% respectively of the year-end portfolio.

2013 Outlook

As we enter 2013, we believe an economic recovery has taken root in the U.S. and domestic economic trends look encouraging. With monetary authorities committed to bolstering the recovery with low interest rates, earnings growth will likely be dependent on individual consumers and businesses spending to drive the economy forward. In this environment we believe the large-cap stock sector should perform well, enhancing the long-term performance of the Fund.

Monetta Mid-Cap Equity Fund		Period ended December 31, 2012
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$6.8 billion	$3.46 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Mid-Cap Equity Fund	11.61%	9.55%	1.02%	7.40%
S&P 400 Mid-Cap Index	17.88%	13.62%	5.15%	10.53%
Total Annual Operating Expenses *	2.94%

*Source Prospectus dated April 30, 2012. Expense Ratio of 2.94% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 26.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data does not reflect taxes on Fund distributions or redemptions. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings:		Top 5 Equity Holdings:
Financial	21.9%
Capital Equipment	21.7%		% of Net Assets
Technology	16.6%	SBA Communications Corp.	5.1%
Healthcare	10.3%	Equinix, Inc.	4.8%
Consumer Cyclical	9.3%	Affiliated Managers Group, Inc.	4.5%
Retail	6.1%	Alliance Data Systems Corp.	4.2%
Exchange Traded Fund	4.8%	Akamai Technologies, Inc.	3.8%
Energy	2.6%	Total Top 5 Equity Holdings	22.4%
Consumer Staple	1.8%
Basic Material	1.8%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Mid-Cap Equity Fund posted a solid 11.61% return for the one-year period ending December 31, 2012. This compares to the 17.88% return of the S&P 400 Mid-Cap Index, its benchmark index. Most of the return variance to the index occurred in the last half of the year, primarily due to the Fund’s underweighting in the healthcare and basic material sectors, which were top performing groups in 2012.

Hindering performance were sharp one-day declines in Tibco Software Inc. and Core Laboratories N.V. Both were sold as management lowered quarterly expectations and reduced 2013 guidance. Top performing security holdings last year included SBA Communications Corporation, United Rentals, Inc., and Affiliated Managers Group representing 5.1%, 3.7% and 4.5% respectively of the year-end portfolio.

During the year, portfolio weightings were increased in the financial and healthcare sectors, while exposure to the industrial and energy sectors were reduced. New security purchases included AmerisourceBergen Corporation and Synovus Financial Corporation, representing 2.0% and 3.5% respectively of the year-end portfolio.

2013 Outlook

As we enter 2013 it appears that the first phase of a plan to deal with the country’s fiscal problems is behind us and that some sort of long-term compromise is in the works. We are encouraged by the positive trends in the housing industry and declining unemployment rate which should benefit the financial and technology sectors. Assuming U.S. economic growth in the range of 2% to 3% in 2013, we remain focused on companies that we believe can do reasonably well in this type of slow growth environment. Many stock valuations appear attractive across a wide array of sectors with the mid-cap sector in the “sweet spot” of the investment universe. We continue to focus on those companies with the combination of solid fundamentals and attractive valuation levels relative to long-term growth expectations. We expect the economy to gather strength as the year unfolds, which should translate into outperformance in the mid-cap stock category.

Orion/Monetta Intermediate Bond Fund		Period ended December 31, 2012
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.80%	4.4 Years	$10.50 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Orion/Monetta Intermediate
Bond Fund	7.11%	5.59%	5.61%	4.47%
Barclays Capital Intermediate
Gov’t/Credit Bond Index	3.89%	5.19%	5.18%	4.62%
Total Annual Operating Expenses *	1.66%

*Source Prospectus dated April 30, 2012. Expense Ratio of 1.66% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 27.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data does not reflect taxes on Fund distributions or redemptions. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Gov’t/Credit Bond Index.

The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody’s are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is the highest rating and D is the lowest. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition:

(A) Net of Other assets and liabilities.

Maturity Profile:
% of Net Assets
1 Year or Less	4.7%
1-3 Years	40.8%
3-6 Years	18.7%
6-10 Years	34.8%
Over 10 Years	1.0%
Total	100.0%

Commentary

The Intermediate Bond Fund posted a solid return of 7.11% for the year ending December 31, 2012. This return compares favorably to the 3.89% return of its benchmark index, the Barclays Intermediate Government/Credit Index. The Fund’s emphasis on short-maturity, investment grade corporate bonds and underweighting in U.S. Treasuries proved to be a beneficial strategy relative to the Index. At year-end, corporate bonds represented 95.3% of the portfolio with an average fund maturity of 4.4 years. Throughout the year, the Fund maintained a high quality investment portfolio, by emphasizing investments in A or better rated securities. At year-end, the Fund average coupon rate was 6.10% and yield to maturity was 2.26%.

Enhancing Fund performance last year were holdings in Protective Life Corporation, Torchmark Corporation and American International Group, representing 5.8%, 6.2% and 3.5% respectively of the year-end portfolio. Conversely, hindering performance were General Electric Capital Corporation and Western Union Company bonds, representing 6.1%, and 3.1% respectively of the year-end portfolio. New bonds purchased during the year included Genworth Financial, Inc. and PepsiCo, Inc. representing 2.6%, and 2.0% respectively of the year-end portfolio.

2013 Outlook

As we enter 2013 we believe investors need to temper their fixed income return expectations given the historically low yield levels. The Federal Reserve’s low-rate policy remains a key pillar of support for the market with government bipartisan politics the largest risk factor. The most likely scenario for the bond market is one of low yields, higher volatility and minimal price appreciation. We believe the U.S. Economy, while sluggish, is nonetheless strong enough for corporations to meet or exceed earnings expectations, which should continue to support performance for corporate and high yield investments. We believe the Fund is well positioned to provide a combination of safety, diversification and above average level of income return. The short-duration of the portfolio is a defensive investment strategy in the event of higher than expected economic growth environment resulting in declining bond prices and higher yields. Beginning April 30, 2013, the Fund will include bonds rated at least Baa2 by Moody’s or BBB by S&P in its definition of investment grade. This adjustment reflects a broadening of the Fund’s investment choices and enables the Fund to more closely resemble the makeup of the Fund’s benchmark index.

Disclosure Of Fund Expenses	Period Ended December 31, 2012
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2012 - December 31, 2012.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD(a) 7/1/12-12/31/12	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,073.30	$8.39	1.61%
Young Investor Fund	1,000.00	1,053.00	5.16	1.00	%(b)
Mid-Cap Equity Fund	1,000.00	1,005.10	18.40	3.65%
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,035.90	7.83	1.53%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.04	$8.16	1.61%
Young Investor Fund	1,000.00	1,020.11	5.08	1.00	%(b)
Mid-Cap Equity Fund	1,000.00	1,006.79	18.41	3.65%
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,017.44	7.76	1.53%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

(b) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2013.

Schedule of Investments	December 31, 2012
Monetta Fund

COMMON STOCKS - 91.7%
NUMBER OF SHARES		VALUE
Basic Material - 6.4%
Agricultural Operation-2.2%
10,000	Monsanto Co.	$ 946,500

Chemical-Specialty-4.2%
8,000	PPG Industries, Inc.	1,082,800
5,000	Sherwin-Williams Co.	769,100
		1,851,900

Capital Equipment - 4.1%
Engineering & Construction-0.8%
6,000	Fluor Corp.	352,440

Machinery-Construction & Mining-2.0%
10,000	Caterpillar, Inc.	895,800

Machinery-Miscellaneous-1.3%
12,000	Ingersoll-Rand plc	575,520

Consumer Cyclical - 13.3%
Auto & Truck Parts-1.2%
10,000	TRW Automotive Holdings
	Corp. *	536,100

Automobile-3.4%
115,000	Ford Motor Co.	1,489,250

Housing-2.2%
25,000	Lennar Corp. - CL A	966,750

Leisure Service-2.1%
20,000	Las Vegas Sands Corp.	923,200

Media-Radio/TV-4.4%
30,000	News Corp. - CL A	766,200
23,000	Walt Disney Co.	1,145,170
		1,911,370

Consumer Staple - 5.7%
Beverage-Non-Alcoholic-1.0%
10,000	Dr Pepper Snapple
	Group, Inc.	441,800

Cosmetic & Personal Care-2.2%
14,000	Procter & Gamble Co.	$ 950,460

Food-2.5%
16,000	PepsiCo, Inc.	1,094,880

Energy - 4.0%
Oil & Gas-Equipment & Services-2.3%
15,000	National Oilwell Varco, Inc.	1,025,250

Oil & Gas-Exploration & Production-1.7%
6,000	EOG Resources, Inc.	724,740

Financial - 19.7%
Bank-Money Center-11.3%
250,000	Bank of America Corp.	2,900,000
5,000	Goldman Sachs Group, Inc.	637,800
32,000	JPMorgan Chase & Co.	1,407,040
		4,944,840
Finance-Miscellaneous-7.0%
17,000	Discover Financial Services	655,350
3,000	MasterCard Inc. - CL A	1,473,840
6,000	Visa Inc. - CL A	909,480
		3,038,670
Insurance-Diversified-1.4%
18,000	American International
	Group, Inc. *	635,400

Healthcare - 12.2%
Healthcare-Biomed/Genetic-3.8%
40,000	Amarin Corp. plc - ADR (a) *	323,600
17,000	Celgene Corp. *	1,338,240
		1,661,840
Healthcare-Drug/Diversified-3.6%
12,000	Johnson & Johnson	841,200
30,000	Pfizer, Inc.	752,400
		1,593,600
Healthcare-Patient Care-4.8%
10,000	Express Scripts Holding Co. *	540,000
14,000	UnitedHealth Group, Inc.	759,360
13,000	Wellpoint, Inc.	791,960
		2,091,320

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Retail - 11.3%
Retail-Major Chain-1.6%
7,000	Costco Wholesale Corp.	$ 691,390

Retail-Restaurant-2.0%
10,000	McDonald's Corp.	882,100

Retail-Specialty-7.7%
3,500	Amazon.com, Inc. *	878,990
25,000	ebay, Inc. *	1,275,500
20,000	Home Depot, Inc.	1,237,000
		3,391,490

Technology - 15.0%
Computer Data Storage-2.4%
2,000	Apple, Inc.	1,066,060

Computer-Software-4.9%
9,000	Cerner Corp. *	698,760
40,000	Cisco Systems, Inc.	786,000
4,000	Salesforce.com, Inc. *	672,400
		2,157,160

Internet-2.3%
1,400	Google, Inc. *	993,118

Telecommunication Equipment-1.7%
12,000	QUALCOMM, Inc.	744,240

Telecommunication Service-3.7%
20,000	Comcast Corp. - CL A	747,600
20,000	Verizon Communications, Inc.	865,400
		1,613,000

Total Common Stocks		40,190,188
(Cost $35,460,971) (b)

EXCHANGE TRADED FUND - 4.9%
15,000	SPDR S&P 500 Trust	$ 2,137,800

		xx
Total Exchange Traded Fund
(Cost $2,049,136) (b)		2,137,800

MONEY MARKET FUND - 3.3%
1,440,180	AIM - Liquid Assets Portfolio,
	Institutional Class,
	0.150% ^	1,440,180

Total Money Market Fund
(Cost $1,440,180) (b)		1,440,180

Total Investments
(Cost $38,950,287) (b) - 99.9%		43,768,168

Other Net Assets
Less Liabilities - 0.1%		30,757

TOTAL NET ASSETS - 100%	$43,798,925

(a) American Depository Receipt (ADR).

(b) Cost for tax purposes is $39,165,665. The aggregate gross unrealized appreciation is $5,559,281, and the aggregate gross unrealized depreciation is $956,778, resulting in net unrealized appreciation of $4,602,503.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2012.

Industry classification provided by William O’Neil & Co. Incorporated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Monetta Young Investor Fund

COMMON STOCKS - 49.0%
NUMBER OF SHARES		VALUE
Basic Material - 1.8%
Chemical-Specialty-1.8%
5,000	Sherwin-Williams Co.	$ 769,100

Capital Equipment - 1.8%
Machinery-Construction & Mining-1.8%
8,500	Caterpillar, Inc.	761,430

Consumer Cyclical - 6.7%
Automobile-2.1%
70,000	Ford Motor Co.	906,500

Housing-1.6%
17,000	Lennar Corp. - CL A	657,390

Media-Radio/TV-3.0%
25,000	Walt Disney Co.	1,244,750

Consumer Staple - 5.0%
Beverage-Non-Alcoholic-1.1%
12,000	The Coca-Cola Co.	435,000

Cosmetic & Personal Care-2.3%
4,000	Kimberly-Clark Corp.	337,720
9,000	Procter & Gamble Co.	611,010
		948,730
Food-1.6%
10,000	PepsiCo, Inc.	684,300

Energy - 2.7%
Oil & Gas-Integrated-2.7%
12,000	ConocoPhillips	695,880
5,000	Exxon Mobil Corp.	432,750
		1,128,630

Financial - 7.7%
Bank-Money Center-5.4%
80,000	Bank of America Corp.	928,000
30,000	JPMorgan Chase & Co.	1,319,100
		2,247,100
Finance-Miscellaneous-2.3%
2,000	MasterCard, Inc. - CL A	982,560

Healthcare - 3.7%
Healthcare-Biomed/Genetic-0.4%
20,000	Amarin Corp. plc - ADR (a) *$	161,800

Healthcare-Drug/Diversified-3.3%
13,000	Johnson & Johnson	911,300
18,000	Pfizer, Inc.	451,440
		1,362,740

Retail - 11.1%
Retail-Major Chain-1.2%
5,000	Costco Wholesale Corp.	493,850

Retail-Restaurant-2.5%
12,000	McDonald's Corp.	1,058,520

Retail-Specialty-7.4%
3,500	Amazon.com, Inc. *	878,990
15,000	ebay, Inc. *	765,300
13,000	Home Depot, Inc.	804,050
8,000	TJX Companies, Inc.	339,600
3,000	Ulta Salon Cosmetics &
	Fragrance, Inc.	294,780
		3,082,720

Technology - 8.5%
Computer Data Storage-1.3%
1,000	Apple, Inc.	533,030

Computer-Software-1.6%
35,000	Cisco Systems, Inc.	687,750

Internet-1.7%
1,000	Google, Inc. *	709,370

Telecommunication Equipment-1.5%
10,000	QUALCOMM, Inc.	620,200

Telecommunication Service - 2.4%
15,000	Comcast Corp. - CL A	560,700
10,000	Verizon Communications, Inc.	432,700
		993,400

Total Common Stocks
(Cost $18,102,441) (b)	20,468,870

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 47.6%
Exchange Traded Funds-47.6%
33,000	iShares Core S&P 500	$ 4,721,640
20,000	iShares S&P 100 Index	1,293,600
15,000	Schwab Strategic Trust
	Large-Cap	508,350
33,500	SPDR S&P 500 Trust	4,774,420
31,000	Vanguard Growth	2,207,510
34,200	Vanguard Large-Cap	2,228,472
30,000	Vanguard S&P 500	1,957,200
37,500	Vanguard Value	2,205,000

Total Exchange Traded Funds
(Cost $18,247,178) (b)		19,896,192

MONEY MARKET FUND - 2.6%
1,089,630	AIM - Liquid Assets Portfolio,
	Institutional Class,
	0.150% ^	$ 1,089,630

	Total Money Market Fund
	(Cost $1,089,630) (b)	1,089,630

	Total Investments
	(Cost $37,439,249) (b) - 99.2%	41,454,692

	Other Net Assets
	Less Liabilities - 0.8%	351,534

	TOTAL NET ASSETS - 100.00%	$41,806,226

(a) American Depository Receipt (ADR).

(b) Cost for tax purposes is $37,445,701. The aggregate gross unrealized appreciation is $4,312,882, and the aggregate gross unrealized depreciation is $303,891, resulting in net unrealized appreciation of $4,008,991.

*Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2012.

Industry classification provided by William O’Neil & Co. Incorporated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Monetta Mid-Cap Equity Fund

COMMON STOCKS - 92.1%
NUMBER OF SHARES		VALUE
Basic Material-1.8%
Chemical Specialty-1.8%
1,000	Valspar Corp.	$ 62,400

Capital Equipment - 21.7%
Aerospace & Defense-3.2%
800	Transdigm Group, Inc.	109,088

Commercial Services-5.6%
2,800	United Rentals, Inc. *	127,456
1,300	Verisk Analytics, Inc. - CL A *	66,300
		193,756

Containers/Packaging-3.2%
2,500	Ball Corp.	111,875

Electrical Equipment-2.2%
2,000	Ametek, Inc.	75,140

Engineering & Construction-2.5%
1,500	Fluor Corp.	88,110

Machinery-Transportation
Equipment & Parts-2.0%
800	Wabtec Corp	70,032

Pollution Control-3.0%
1,100	Stericycle, Inc. *	102,597

Consumer Cyclical - 9.3%
Household Appliance & Furnishings-2.9%
1,000	Whirlpool Corp.	101,750

Housing-2.8%
2,500	Lennar Corp. - CL A	96,675

Leisure Service-3.6%
2,000	Expedia, Inc.	122,900

Consumer Staple - 1.8%
Soap & Cleaning Preparations-1.8%
1,200	Church & Dwight Co., Inc. $	64,284

Energy - 2.6%
Oil & Gas-Equipment & Services-2.6%
1,700	Oceaneering International,
	Inc.	91,443

Financial - 21.9%
Bank-Regional-3.5%
50,000	Synovus Financial Corp.	122,500

Brokerage & Investment Management-7.2%
1,200	Affiliated Managers
	Group, Inc. *	156,180
5,000	Jefferies Group, Inc.	92,850
		249,030

Finance-Miscellaneous-4.2%
1,000	Alliance Data Systems
	Corp. *	144,760

Insurance-Property & Casualty-2.7%
4,000	Fidelity National Financial,
	Inc. - CL A	94,200

Mortgage & Related Services-2.3%
3,000	CoreLogic, Inc. *	80,760

Real Estate-2.0%
800	Jones Lang Lasalle, Inc.	67,152

Healthcare - 10.3%
Healthcare-Biomed/Genetic-6.3%
700	Alexion Pharmaceuticals, Inc. *	65,667
1,800	Illumina, Inc. *	100,062
1,000	Medivation, Inc. *	51,160
		216,889

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Monetta Mid-Cap Equity Fund (Cont’d)

NUMBER OF SHARES		VALUE
Healthcare-Medical Supply-2.0%
1,600	AmerisourceBergen Corp.	$ 69,088

Healthcare-Products-2.0%
1,700	Resmed, Inc.	70,669

Retail - 6.1%
Retail-Discount & Variety-2.8%
1,500	Family Dollar Stores, Inc.	95,115

Retail-Restaurant-1.8%
400	Panera Bread Co. - CL A *	63,532

Retail-Specialty-1.5%
1,000	Lumber Liquidators
	Holdings, Inc. *	52,830

Technology - 16.6%
Computer-Software-1.7%
1,500	BMC Software, Inc. *	59,490

Electronic-Semiconductor-1.2%
2,000	Skyworks Solutions, Inc. *	40,600

Internet-8.6%
3,200	Akamai Technologies, Inc. *	130,912
800	Equinix, Inc. *	164,960
		295,872

Telecommunication Service-5.1%
2,500	SBA Communications Corp. *	177,550

Total Common Stocks
(Cost $2,638,235) (a)		3,190,087

EXCHANGE TRADED FUND - 4.8%
10,200	SPDR Financial Select	$ 167,280

	Total Exchange Traded Fund
	(Cost $138,104) (a)	167,280

MONEY MARKET FUND - 3.6%
124,284		AIM - Liquid Assets Portfolio,
	Institutional Class,
	0.150% ^	124,284
	Total Money Market Fund
	(Cost $124,284) (a)	124,284

	Total Investments
	(Cost $2,900,623) (a) - 100.5%	3,481,651

	Liabilities in Excess of
	Other Assets - (0.5%)	(18,784)

	TOTAL NET ASSETS - 100.00%
		$ 3,462,867

(a) Cost for tax purposes is $2,903,366. The aggregate gross unrealized appreciation is $615,587 and aggregate gross unrealized depreciation is $37,302, resulting in net unrealized appreciation of $578,285.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2012.

Industry classification provided by William O’Neil & Co. Incorporated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2012
Orion/Monetta Intermediate Bond Fund

CORPORATE BONDS - 95.3%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Basic Materials - 2.9%
Chemicals - 2.9%
$250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	$ 304,875

Consumer-Cyclical - 2.0%
Retail-2.0%
100,000	Amazon.com, Inc. - 2.500%	11/29/2022	98,777
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	109,584
			208,361

Consumer-Non-Cyclical - 23.8%
Agriculture-3.8%
330,000	Lorillard Tobacco Co. - 6.875%	05/01/2020	402,826

Beverages-6.2%
100,000	Anheuser-Busch Inbev N.V. - 3.625%	04/15/2015	106,764
100,000	Coca Cola Enterprises, Inc. - 4.500%	09/01/2021	114,056
200,000	Diageo Finance Bv - 5.300%	10/28/2015	224,645
200,000	PepsiCo, Inc. - 2.750%	03/05/2022	205,878
			651,343
Commercial Services-3.2%
300,000	The Western Union Co. - 5.930%	10/01/2016	329,881

Cosmetics/Personal Care-1.1%
100,000	The Procter & Gamble Co. - 4.850%	12/15/2015	112,170

Healthcare - Services-3.4%
300,000	Wellpoint, Inc. - 5.875%	06/15/2017	356,421

Pharmaceuticals-6.1%
100,000	Johnson & Johnson - 2.150%	05/15/2016	104,574
300,000	Merck & Co., Inc. - 4.000%	06/30/2015	325,793
200,000	Novartis Capital Corp. - 4.125%	02/10/2014	208,062
			638,429

Energy - 8.4%
Crude Petroleum and Natural Gas Extraction-2.0%
100,000	Apache Corp. - 3.625%	02/01/2021	109,168
100,000	Occidental Pete Corp. - 2.700%	02/15/2023	102,258
			211,426
Oil & Gas-6.4%
500,000	Chesapeake Energy Corp. - 9.500%	02/15/2015	567,499
100,000	Shell International - 2.375%	08/21/2022	100,684
			668,183

The accompanying notes are an integral part of these financial statements.

Schedule of Investments		December 31, 2012
Orion/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Financial - 52.7%
Banks-1.2%
$125,000	Morgan Stanley - 4.750%	04/01/2014	$ 129,474

Commercial Banking-5.7%
500,000	Bank of America Corp. - 10.200%	07/15/2015	592,221

Diversified Financial Services-7.2%
600,000	General Electric Capital Corp. - 5.650%	06/09/2014	641,334
100,000	Rio Tinto Finance USA Limited - 4.125%	05/20/2021	110,693
			752,027
Finance-Commercial-3.5%
282,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	367,654

Finance-Credit Card-3.0%
250,000	American Express Co. - 7.000%	03/19/2018	316,215

Finance-Investment Banker/Broker-6.3%
200,000	Jefferies Group, Inc. - 5.125%	04/13/2018	211,000
425,000	TD Ameritrade Holding Co. - 4.150%	12/01/2014	453,154
			664,154
Finance-Other Services-2.0%
200,000	CME Group, Inc. - 5.750%	02/15/2014	211,269

Insurance-21.3%
325,000	American International Group - 5.600%	10/18/2016	371,463
250,000	Genworth Financial - 7.200%	02/15/2021	270,418
315,000	Hartford Financial Services Group, Inc. - 4.000%	03/30/2015	333,035
500,000	Protective Life Corp. - 7.375%	10/15/2019	608,600
485,000	Torchmark Corp. - 9.250%	06/15/2019	655,072
			2,238,588
Investment Management/Advisor Services-2.5%
250,000	Blackrock, Inc. - 3.500%	12/10/2014	264,153

Industrials - 2.6%
Aerospace/Defense-1.7%
150,000	United Technologies Corp. - 5.375%	12/15/2017	178,489

Surgical and Medical Instrument Manufacturing-0.9%
100,000	Baxter Int'l, Inc. - 2.400%	08/15/2022	99,140

The accompanying notes are an integral part of these financial statements.

Schedule of Investments		December 31, 2012
Orion/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Technology - 1.9%
Software-0.9%
$100,000	First Data Corp. - 11.250%	03/31/2016	$ 98,500
Technology Hardware & Equipment-1.0%
100,000	Sprint Nextel Corp. - 6.000%	11/15/2022	103,250

Utilities - 1.0%
Electric Power Generation, Transmission and Distribution-1.0%
100,000	Georgia Power Company - 2.850%	05/15/2022	103,235

Total Corporate Bonds
(Cost $9,314,362) (a)			10,002,284

EXCHANGE TRADED FUND - 0.7%
NUMBER OF SHARES
2,800	ProShares UltraShort Lehman 7-10 year		77,280

Total Exchange Traded Fund			77,280
(Cost $97,796) (a)

MONEY MARKET FUND - 2.9%
306,317	AIM - Liquid Assets Portfolio, Institutional Class, 0.150% ^		306,317

Total Money Market Fund			306,317
(Cost $306,317) (a)

Total Investments (Cost $9,718,475) (a) - 98.9%			10,385,881
Other Net Assets Less Liabilities - 1.1%			110,811
TOTAL NET ASSETS - 100.00%			$10,496,692

(a) Cost for tax purposes is $9,718,745. The aggregate gross unrealized appreciation is $704,405, and the aggregate gross unrealized depreciation is $37,269, resulting in net unrealized appreciation of $667,136.

^ Rate shown is the 7-day effective yield at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities			December 31, 2012

				Orion/Monetta
		Young	Mid-Cap	Intermediate
	Monetta Fund	Investor Fund	Equity Fund	Bond Fund
Assets:
Investments at value (a)	$43,768,168	$41,454,692	$3,481,651	$10,385,881
Cash	-	65,127	-	-
Receivables:
Investments sold	684,322	-	-	-
Interest and dividends	35,885	45,205	1,583	125,521
Fund shares sold	1,382	302,042	65	2,800
Prepaid expenses	13,113	15,724	14,882	14,914
Total Assets	44,502,870	41,882,790	3,498,181	10,529,116

Liabilities:
Payables:
Investment advisory fees (Note 2)	35,047	3,031	2,207	3,104
Distribution and service charges payable	-	8,694	4,624	2,747
Investments purchased	510,674	-	-	-
Fund shares redeemed	72,238	29,751	1,289	-
Accrued expenses	85,986	35,088	27,194	26,573
Total Liabilities	703,945	76,564	35,314	32,424
Net Assets	$43,798,925	$41,806,226	$3,462,867	$10,496,692

Analysis of net assets:
Paid in capital (b)	39,764,097	37,435,224	2,984,072	9,790,784
Accumulated undistributed net investment income (loss)	(69,749)	77	-	486
Accumulated undistributed net realized gain (loss)	(713,304)	355,482	(102,233)	38,016
Net unrealized appreciation on investments	4,817,881	4,015,443	581,028	667,406
Net Assets	$43,798,925	$41,806,226	$3,462,867	$10,496,692

(a) Investments at cost	$38,950,287	$37,439,249	$2,900,623	$9,718,475

Shares of capital stock	2,946,045	-	-	-
Shares of beneficial interest issued outstanding	-	2,803,407	349,686	979,573
Net asset value, offering price and
redemption price per share	$ 14.87	$ 14.91	$ 9.90	$ 10.72

(b) Monetta Fund - $29,460 of $0.01 par value and $39,734,637 of additional paid in capital, 100 million shares authorized. Each Fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements of Operations			For The Year Ended
			December 31, 2012

				Orion/Monetta
		Young	Mid-Cap	Intermediate
	Monetta Fund	Investor Fund	Equity Fund	Bond Fund
Investment income and expenses:
Investment income:
Interest	$ -	$ -	$ -	$431,425
Dividend	618,409	713,396	28,921	323
Total investment Income	618,409	713,396	28,921	431,748

Expenses:
Investment advisory fees (Note 2)	425,612	193,817	27,226	35,628
Distribution expense (Note 6)	-	88,099	9,075	25,448
Transfer and shareholder servicing agent fee	120,647	53,400	14,540	14,457
Audit fees	39,092	11,134	12,444	12,444
Accounting fees	29,282	20,853	20,853	20,053
Administration expense	29,282	20,853	20,853	20,053
Legal fees	26,507	24,688	1,520	7,320
State registration fees	23,519	21,089	19,379	19,234
Compliance expense	20,810	12,740	1,687	4,762
Printing and postage fees	13,819	6,551	1,879	1,966
Custodian fees	12,649	10,205	2,882	2,245
Other expenses	12,375	12,622	3,477	3,207
Director/Trustee fees	9,814	7,366	750	1,471
Total expenses	763,408	483,417	136,565	168,288
Expenses waived/reimbursed	-	(112,542)	-	-
Fees paid indirectly (Note 7)	(23,936)	(17,833)	(1,897)	(5,258)
Net expenses	739,472	353,042	134,668	163,030
Net investment income (loss)	(121,063)	360,354	(105,747)	268,718

Realized and unrealized gain
(loss) on investments:
Net realized gain on investments	1,091,831	810,922	103,517	83,755
Net change in unrealized appreciation or depreciation of investments	3,475,316	2,342,584	391,764	342,869
Net gain on investments	4,567,147	3,153,506	495,281	426,624

Net increase in net assets from operations	$4,446,084	$3,513,860	$389,534	$695,342

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets			For The Years Ended
			December 31,

			Young
	Monetta Fund		Investor Fund

	2012	2011	2012	2011

Operations:
Net investment income (loss)	$ (121,063)	$ (458,030)	$ 360,354	$ 101,923
Net realized gain (loss) on investments	1,091,831	1,985,741	810,922	(187,030)
Net change in unrealized appreciation
(depreciation) of investments	3,475,316	(8,554,213)	2,342,584	349,051
Net increase (decrease) in net assets
from operations	4,446,084	(7,026,502)	3,513,860	263,944

Distribution paid from:
Net investment income	-	-	(360,277)	(102,504)
Net realized gains	(697,421)	-	(266,319)	(184,174)
Total distributions to shareholders	(697,421)	-	(626,596)	(286,678)

From capital transactions (Note 4):
Proceeds from shares sold	469,015	808,451	35,079,341	16,267,643
Net asset value of shares issued through
dividend reinvestment	681,425	-	604,364	279,148
Cost of shares redeemed	(4,773,506)	(4,925,992)	(17,791,216)	(10,407,920)
Increase (decrease) in net assets
from capital transactions	(3,623,066)	(4,117,541)	17,892,489	6,138,871
Total increase (decrease) in net assets	125,597	(11,144,043)	20,779,753	6,116,137

Net assets at beginning of period	$43,673,328	$54,817,371	$21,026,473	$14,910,336

Net assets at end of period	$43,798,925	$43,673,328	$41,806,226	$21,026,473

Accumulated undistributed net investment income	$ (69,749)	$ -	$ 77	$ (250)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets			For The Years Ended
			December 31,

		Orion/Monetta Intermediate
Mid-Cap Equity Fund		Bond Fund
2012	2011	2012	2011
$(105,747)	$(144,256)	$268,718	$305,649
103,517	524,630	83,755	171,197
391,764	(718,566)	342,869	(143,393)
389,534	(338,192)	695,342	333,453

-	-	(268,719)	(305,582)
-	-	(45,468)	(262,452)
-	-	(314,187)	(568,034)

246,733	658,771	2,237,770	2,755,195
-	-	98,373	192,525
(539,466)	(5,299,216)	(1,941,773)	(3,899,097)
(292,733)	(4,640,445)	394,370	(951,377)
96,801	(4,978,637)	775,525	(1,185,958)
3,366,066	8,344,703	9,721,167	10,907,125

$3,462,867	$3,366,066	$10,496,692	$9,721,167

$-	$-	$486	$77

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the period are as follows:	2012	2011	2010	2009	2008

Net asset value at beginning of year	$13.68	$15.86	$12.85	$8.64	$16.47

Investment Operations:
Net investment loss	(0.04)	(0.14)	(0.14)	(0.11)	(0.08)
Net realized and unrealized
gain (loss) on investments	1.47	(2.04)	3.15	4.32	(7.75)

Total from investment operations	1.43	(2.18)	3.01	4.21	(7.83)

Less Distributions:
From net investment income	-	-	-	-	-
From net realized gains	(0.24)	-	-	-	-

Total distributions	(0.24)	-	-	-	-

Net asset value at end of year	$14.87	$13.68	$15.86	$12.85	$8.64

Total return	10.47%	(13.75%)	23.42%	48.73%	(47.54%)
Ratios to average net assets:
Expenses - Net	1.65%	1.59%	1.66%	1.87%	1.66%
Expenses - Gross (a)	1.70%	1.65%	1.78%	1.88%	1.67%
Net investment loss	(0.27%)	(0.90%)	(0.98%)	(1.06%)	(0.60%)
Portfolio turnover	131.8%	123.1%	172.0%	182.3%	157.6%
Net assets ($ in thousands)	$43,799	$43,673	$54,817	$46,923	$33,326

(a) The gross expense ratio excludes fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Young Investor Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the period are as follows:	2012	2011	2010	2009	2008

Net asset value at beginning of year	$13.20	$13.19	$10.89	$7.54	$10.40

Investment Operations:
Net investment income	0.15	0.06	0.08	0.06	0.08
Net realized and unrealized
gain (loss) on investments	1.79	0.13	2.49	3.69	(2.87)

Total from investment operations	1.94	0.19	2.57	3.75	(2.79)

Less Distributions:
From net investment income	(0.13)	(0.06)	(0.04)	(0.05)	(0.07)
From net realized gains	(0.10)	(0.12)	(0.23)	(0.35)	-

Total distributions	(0.23)	(0.18)	(0.27)	(0.40)	(0.07)

Net asset value at end of year	$14.91	$13.20	$13.19	$10.89	$7.54

Total return	14.71%	1.51%	23.68%	49.80%	(26.78%)
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	1.00%	0.98%	0.99%
Expenses - Gross (a)	1.37%	1.64%	2.11%	8.71%	10.06%
Net investment income	1.02%	0.56%	0.69%	0.65%	0.92%
Portfolio turnover	61.7%	65.1%	75.8%	118.1%	130.2%
Net assets ($ in thousands)	$41,806	$21,026	$14,910	$1,351	$589

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.34%, 1.57%, 1.92%, 8.56% & 9.69% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Mid-Cap Equity Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the period are as follows:	2012	2011	2010	2009	2008

Net asset value at beginning of year	$8.87	$10.00	$7.53	$4.96	$9.41

Investment Operations:
Net investment loss	(0.29)	(0.47)	(0.20)	(0.19)	(0.11)
Net realized and unrealized
gain (loss) on investments	1.32	(0.66)	2.67	2.76	(4.34)

Total from investment operations	1.03	(1.13)	2.47	2.57	(4.45)

Less Distributions:
From net investment income	-	-	-	-	-
From net realized gains	-	-	-	-	-

Total distributions	-	-	-	-	-

Net asset value at end of year	$9.90	$8.87	$10.00	$7.53	$4.96

Total return	11.61%	(11.30%)	32.80%	51.81%	(47.29%)
Ratios to average net assets:
Expenses - Net	3.71%	2.81%	2.74%	3.82%	2.72%
Expenses - Gross (a)	3.76%	2.93%	2.96%	3.89%	2.81%
Net investment loss	(2.91%)	(2.54%)	(2.39%)	(3.10%)	(1.49%)
Portfolio turnover	137.6%	248.8%	305.4%	200.1%	191.1%
Net assets ($ in thousands)	$3,463	$3,366	$8,345	$3,446	$2,298

(a) The gross expense ratio excludes fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Orion/Monetta Intermediate Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the period are as follows:	2012	2011	2010	2009	2008

Net asset value at beginning of year	$10.32	$10.58	$10.33	$9.51	$10.10

Investment Operations:
Net investment income	0.28	0.32	0.35	0.38	0.40
Net realized and unrealized
gain (loss) on investments	0.45	0.02	0.31	0.91	(0.59)

Total from investment operations	0.73	0.34	0.66	1.29	(0.19)

Less Distributions:
From net investment income	(0.28)	(0.32)	(0.35)	(0.34)	(0.40)
From net realized gains	(0.05)	(0.28)	(0.06)	(0.13)	-

Total distributions	(0.33)	(0.60)	(0.41)	(0.47)	(0.40)

Net asset value at end of year	$10.72	$10.32	$10.58	$10.33	$9.51

Total return	7.11%	3.25%	6.44%	13.78%	(1.89%)
Ratios to average net assets:
Expenses - Net	1.60%	1.57%	1.40%	2.06%	1.72%
Expenses - Gross (a)	1.65%	1.65%	1.57%	2.13%	1.79%
Net investment income	2.64%	2.97%	3.32%	3.74%	4.04%
Portfolio turnover	38.1%	52.8%	71.1%	69.8%	79.4%
Net assets ($ in thousands)	$10,497	$9,721	$10,907	$10,930	$3,722

(a) The gross expense ratio excludes fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	December 31, 2012

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation
Investments are stated at market value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotations. If there are no reported bid and ask quotations for a security on valuation date, or is not traded on an exchange, the pricing service may obtain prices directly from broker dealers. Other securities traded over-the-counter shall be valued at the most recent bid quotation. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees. In determining the fair value of a security, Monetta Financial Services, Inc. (the “Adviser”) and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

Notes To Financial Statements	December 31, 2012

(d) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2012, the loss carryforwards amounted to:

				Orion/Monetta
	Monetta	Young Investor	Mid-Cap	Intermediate
Expiration Date	Fund	Fund	Equity Fund	Bond Fund
2016	$-	$-	$43,532	$-
2017	-	-	50,398	-
*	501,159
Total	$-	$-	$93,930	$-

*Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely and retain their character as either short-term or long-term capital losses. There may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carry forwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carry forwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. At December 31, 2012, the Mid Cap Equity Fund had capital losses of $5,559, which were realized after October 31, 2012 and deferred for tax purposes to January 1, 2013. The Monetta Fund had late-year ordinary losses of $66,516 which were deferred for tax purposes to January 1, 2013. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2008 - 2012), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

(e) Distributions of Income and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2012, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net
	Investment Income/(Loss)	Realized Gain/(Loss)	Paid in Capital
Monetta Fund	$51,314	$(26,975)	$(24,339)
Young Investor Fund	250	(43)	(207)
Mid-Cap Equity Fund	105,747	-	(105,747)
Orion/Monetta Intermediate Bond Fund	410	(420)	10

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	BondFund
Undistributed Ordinary Income	$-	$77	$-	$12,991
Undistributed Long-Term Capital Gain	$-	$361,933	$-	$25,781
Other Accumulated Gain (Loss)	$(567,675)	$1	$(99,490)	$-
Net Unrealized Appreciation (Depreciation)	$4,602,503	$4,008,991	$578,285	$667,136

Notes To Financial Statements	December 31, 2012

The tax character of distributions paid during the calendar year ended December 31, 2012, were as follows:

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
Ordinary Income	-	$360,277	-	$268,719
Long-Term Capital Gain	$697,421	$266,319	-	$45,468

(f) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund's investments at December 31, 2012, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$40,190,188	$-	$-	$40,190,188
Exchange Traded Funds	$2,137,800			$2,137,800
Money Market Funds	$1,440,180	$-	$-	$1,440,180
FUND TOTAL	$43,768,168	$-	$-	$43,768,168
Young Investor Fund -
Common Stocks	$20,468,870	$-	$-	$20,468,870
Exchange Traded Funds	$19,896,192	$-	$-	$19,896,192
Money Market Funds	$1,089,630	$-	$-	$1,089,630
FUND TOTAL	$41,454,692	$-	$-	$41,454,692
Mid-Cap Equity Fund -
Common Stocks	$3,190,087	$-	$-	$3,190,087
Exchange Traded Funds	$167,280			$167,280
Money Market Funds	$124,284	$-	$-	$124,284
FUND TOTAL	$3,481,651	$-	$-	$3,481,651
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$-	$10,002,284	$-	$10,002,284
Exchange Traded Funds	$77,280	$-	$-	$77,280
Money Market Funds	$306,317	$-	$-	$306,317
FUND TOTAL	$383,597	$10,002,284	$-	$10,385,881
There were no transfers between valuation levels during the fiscal year ended December 31, 2012.

Notes to Financial Statements	December 31, 2012

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. For the year ended December 31, 2012, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. The Adviser has contractually agreed (through December 31, 2013) to waive fees and/or pay the Young Investor Fund’s expenses in order to limit expenses to 1.00% of average net assets. For the fiscal year ended 2012, $112,542 was waived by the Adviser.

The Funds’ Adviser, Monetta Financial Services, Inc., as of December 31, 2012, owned 3,779 shares or 0.13% of the Young Investor Fund; 1,024 shares or 0.29% of the Mid-Cap Equity Fund and 2,136 shares or 0.22% of the Orion/Monetta Intermediate Bond Fund.

Effective October 1, 2004 through October 31, 2012, Fund Services, Group, LLC, (“FROG”) an affiliate of the Adviser was approved by the respective Funds’ Boards to provide accounting, administration and compliance services to the funds. Services provided include performing daily fund accounting and administration, report preparation and related compliance services. The following fees were paid to FROG from the period January 1, 2012 through October 31, 2012: Monetta Fund, $67,788; Monetta Young Investor Fund $43,705; Monetta Mid-Cap Equity Fund, $34,839; and Orion/Monetta Intermediate Bond Fund, $37,438.

Effective November 1, 2012, Monetta Fund Inc. and Monetta Trust, entered into a Fund Accounting and Fund Administration agreement with U.S. Bancorp Fund Services, LLC, to provide Fund Accounting and Fund Administration services.

3. SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim subadviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

Notes to Financial Statements	December 31, 2012

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
2011 Beginning Shares	3,455,832	1,130,274	834,832	1,030,747
Shares sold	52,148	1,220,494	63,742	258,146
Shares issued upon dividend reinvestment	-	21,685	-	18,432
Shares redeemed	(316,031)	(779,827)	(519,107)	(365,219)
Net increase (decrease) in shares outstanding	(263,883)	462,352	(455,365)	(88,641)
2012 Beginning Shares	3,191,949	1,592,626	379,467	942,106
Shares sold	32,008	2,394,991	24,681	217,130
Shares issued upon dividend reinvestment	46,737	40,901	-	3,302
Shares redeemed	(324,649)	(1,225,111)	(54,462)	(182,965)
Net increase (decrease) in shares outstanding	(245,904)	1,210,781	(29,781)	37,467
Ending Shares	2,946,045	2,803,407	349,686	979,573

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2012, excluding short-term securities were:

		Proceeds from
	Cost of Purchases	Sales of Securities

Monetta Fund	$ 56,387,862	$ 61,442,098
Monetta Young Investor Fund	37,720,097	20,696,416
Monetta Mid-Cap Equity Fund	4,734,250	5,110,699
Orion/Monetta Intermediate Bond Fund	4,080,056	3,742,352

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data, legal and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars). These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the other expenses line and legal fees in the Statements of Operations. For the period ended December 31, 2012, fees paid/accrued indirectly were as follows: Monetta Fund, $23,936; Young Investor Fund, $17,833; Mid-Cap Equity Fund, $1,897 and Orion/Monetta Intermediate Bond Fund, $5,258.

8. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. On February 15, 2013, the Board of Directors of Monetta Fund, Inc. (the “Old Fund”) and the Board of Trustees of Monetta Trust approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Old Fund will be reorganized into the Monetta Fund (the “New Fund”), a newly-created series of Monetta Trust. The New Fund will have the same investment objective, investment policies, investment adviser and portfolio managers as the Old Fund. The Old Fund will be the accounting survivor of the reorganization, and the New Fund will assume the performance and financial history of the Old Fund at the completion of the reorganization. The reorganization is expected to close on or about April 30, 2013.

On February 15, 2013, the Board of Trustees of Monetta Trust approved the Orion/Monetta Intermediate Bond Fund to include bonds rated at least Baa2 by Moody’s or BBB by S&P in its definition of investment grade beginning April 30, 2013. This adjustment reflects a broadening of the Fund’s investment choices and enables the Fund to more closely resemble the makeup of the Fund’s benchmark index.

Report of Independent Registered Public Accounting Firm

The Board of Directors, Trustees and Shareholders
Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statement of assets and liabilities of the Monetta Fund, Inc. and the Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund, and the Orion/Monetta Intermediate Bond Fund, each a series of the Monetta Trust, collectively referred to as the “Funds”, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Monetta Fund, Inc., Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund and the Orion/Monetta Intermediate Bond Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 26, 2013

Other Information (unaudited)	December 31, 2012

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust. As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the "Advisory Agreements") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family. The Trustees also determine annually whether to approve the continuance of the subadvisory agreement with Orion Capital Management, Inc. ("Orion") regarding the Orion/Monetta Intermediate Bond Fund (the "Orion Agreement"). The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust. The Adviser entered into an Interim Sub-Advisory Agreement with Orion effective April 7, 2009, which Interim Sub-Advisory Agreement was replaced by the Orion Agreement on June 1, 2009 following a vote by the shareholders of the Orion/Monetta Intermediate Bond Fund approving the Orion Agreement. The Orion Agreement requires annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust. Such approval was first given at the Trust’s Board’s meeting held on April 18, 2011 (the “April Meeting”).

     As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "Advisory Agreement 15c Questions"). Similarly, as part of this process, the Independent Trustees of Monetta Trust, with the assistance of counsel for the Independent Trustees, prepared questions which were submitted to Orion in anticipation of the subadvisory contract review (the “Orion Agreement 15c Questions” and, with the Advisory Agreement 15c Questions, the “15c Questions”). At the November 19, 2012 Board meeting (in the case of all of the 15c Questions) (the “November Meeting”), the Boards, including the Independent Directors and Trustees (as applicable) who were present in-person, reviewed the Adviser's and Orion’s responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each of the Funds in the past year and over longer periods against a peer group of funds;;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each of the Funds, and the Adviser's and Orion’s financial condition.

     The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser and Orion with respect to the Funds. The Boards reviewed the investment advisory and sub-advisory agreements and considered a number of factors including, without limitation, materials regarding the Adviser and Orion which were previously provided to the Boards (including material provided at earlier Board meetings during 2012), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser and Orion, the profitability of the Adviser and Orion, economies of scale, the management fee structures (including that Orion’s compensation is paid by the Adviser, and not by the Orion/Monetta Intermediate Bond Fund), comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser and Orion, total management fees received by the Adviser and Orion, the Funds' brokerage policies, the Adviser's and Orion’s respective compliance policies and procedures, and ownership and control of the Adviser and Orion. The Boards determined that they had received sufficient information from the Adviser and Orion to make their determinations.

     Upon completion of this review, the Independent Members of the Fund and Trust, each voting separately, and the full Boards unanimously voted to continue the advisory agreements with respect to all the Funds, in each case effective for one additional year. Further, the Independent Members of the Trust, voting separately, and the full Board unanimously voted to continue the sub-advisory for one additional year. The Boards noted that each of the advisory and sub-advisory agreements are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the shareholders, or by the Adviser.

     The Boards' noted that their determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor. They further noted that the following facts and conclusions were important, but not exclusive, in their decisions to renew the advisory and sub-advisory agreements. The Boards noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the advisory and sub-advisory agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Members who take many factors into consideration in representing the shareholders of the Funds.

Reasons the Boards Approved Continuation of the Advisory Agreements

     The Independent Members and the whole Boards noted that they generally considered the following factors: (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser in relation to the fees paid; (iii) the profitability to the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with Fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser from managing a Fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Funds. The Boards reviewed past initiatives implemented to cut or control expenses of the Funds and discussed additional opportunities for further expense control or reductions. The Boards encouraged the Adviser to continue to pursue appropriate marketing initiatives for the Funds. The Boards reviewed the net asset values of each Fund. The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the advisory agreements, and the limited profitability of the Adviser, whose only clients are the Funds. The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points.

In their approval of the continuation of the advisory agreements, the Boards found that the advisory fee for each Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service. The Adviser noted that other than where the Adviser is contractually required to do so (Young Investor Fund), the Adviser does not plan to voluntarily reimburse fund expenses. The Boards also found that the break-points in the fee schedules for the equity Funds were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow. The Board of the Trust also found that the fee structure for the Orion/Monetta Intermediate Bond Fund, the only fixed-income Fund covered by the advisory agreement, is reasonable in light of the nature and type of securities held by that Fund.

The Boards' specific determinations with respect to each of the Funds are listed below:

(i)
Monetta Fund: The Monetta Fund's performance for the year ended September 30, 2012 was 15.48% versus the S&P 500 Index of 30.17%; however, the Fund Board noted that the Fund’s performance for the 1-, 3-, 5- and 10- year periods fell within a reasonable range of performances of funds in the Lipper Multi-Cap Growth category. The Fund Board noted that the Fund’s portfolio holdings were primarily large cap common stocks and consequently, the Lipper category was not a perfect match for the Fund’s strategy. The Fund Board requested that the Fund’s administrator discuss the category assignment with Lipper. The Board discussed with the Adviser the volatility of this Fund and the steps being taken by the Adviser to improve the Fund’s performance. The Board determined that the expenses of the Fund are reasonable based on the Fund's current asset level;

(ii)
Young Investor Fund: The Young Investor Fund's performance for the year ended September 30, 2012 was 26.28% versus the S&P 500 Index of 30.17%; however, the Trust Board noted that the Fund’s average annual performance exceeded the S&P 500 Index for the 3- and 5-year periods, as well as for the period since the Fund’s inception (9.09% versus 2.54% for the S&P 500 Index). The Trust Board noted that the Adviser has contractually committed to waive fees and/or reimburse expenses for the Fund to the extent necessary to cap total fund operating expenses (subject to certain exclusions) at 1.00% through April 30, 2014, and, in light of such commitment and the Fund’s current asset level, the Young Investor Fund’s expenses are reasonable;

(iii)
Mid-Cap Equity Fund: The Mid-Cap Equity Fund's performance for the year ended September 30, 2012 was 13.17% versus the S&P Mid-Cap 400 Index of 28.54%; however, the Trust Board noted that the Fund’s performance for the 1-, 3-, 5- and 10- year periods fell within a reasonable range of performances of funds in the Lipper Mid-Cap Growth category. The Trust Board noted that the Fund has not seen significant subscriptions during the past year, and that the Fund’s low asset level has increased the Fund’s expense ratio. The Trust Board noted that the Fund’s expense ratio was reasonable given its asset size and discussed with the Adviser ways to increase Fund assets or reduce Fund expenses. The Trust Board asked the Adviser to present an action plan for the Fund at the Trust Board’s next quarterly meeting;

Reasons the Trust Board Approved Continuation of the Orion Agreement

     The Independent Trustees and the whole Trust Board generally considered the following factors: (i) the management and advisory needs of the Intermediate Bond Fund; (ii) the nature and quality of the services provided by Orion in relation to the fees paid; (iii) the profitability to Orion (including an analysis of Orion 's cost of providing services); (iv) whether Orion is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to Orion from managing the Intermediate Bond Fund (i.e. indirect revenues to Orion attributable in some way to the existence of a fund, including administration revenues to an affiliate of Orion).

     The Board reviewed the profitability of Orion and its affiliates, and their ability to continue to provide quality investment management services to the Intermediate Bond Fund in view of the total net assets of Intermediate Bond Fund. The Board reviewed past initiatives implemented to cut or control expenses of the Intermediate Bond Fund. The Board encouraged Orion (and the Adviser) to continue to pursue appropriate marketing initiatives for the Intermediate Bond Fund in order to increase net sales and reduce the expense ratio. The Board reviewed the net asset values of the Intermediate Bond Fund. The Board discussed the total revenues and fall-out benefits to Orion and its affiliates from the Orion Agreement, and the profitability of Orion. The Board also acknowledged that the fee schedule in the Orion Agreement does not contain any break-points, but noted that such a structure is not uncommon for fixed income funds, and noted that the Orion Agreement’s fee schedule mirrored that of the Advisory Agreement covering the Intermediate Bond Fund.

     In its approval of the continuation of the Orion Agreement, the Board found that the advisory fee for the Intermediate Bond Fund was reasonable in light of the nature, quality and extent of the services being provided to it, and the costs incurred by Orion in providing such service. The Board noted that Orion does not plan to voluntarily reimburse fund expenses. The Board of the Trust found that the fee structure for the Orion/Monetta Intermediate Bond Fund, the only fixed-income Fund covered by the Advisory Agreement, is reasonable in light of the nature and type of securities held by those Funds.

     The Board’s specific determinations with respect to the Intermediate Bond Fund are listed below:

Orion/Monetta Intermediate Bond Fund: The Bond Fund's performance for the year ended September 30, 2012 was 7.49% versus its benchmark, the Barclays Capital Intermediate Gov't/Credit Bond Index return of 4.40%. The Board also noted that the Fund’s 3- and 5-year returns also outperformed those of its benchmark. While the Trust Board determined that this Fund’s expenses are acceptable considering the Fund’s asset level, it expressed concern about the Fund’s overall expense ratio as compared with other funds in its peer group, and the impact that the Fund’s asset level has on that expense ratio.

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Directors/Trustees & Officers		December 31, 2012

Name (Year of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations

Independent (“disinterested”) Directors/Trustees

Mark F. Ogan (1942)	Self-employed management consultant since June 2008; Internal	Ambassador Funds,
Chairman since 2012	Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through	2010-2012
Director since 1988	June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand
Trustee since 1993	McNally), from Dec. 2007 through April, 2008.

John L. Guy (1952)	Sr. VP/Director of Business & Professional Banking, Webster Bank,	Ambassador Funds,
Director since 1998	since Dec. 2010; Sr. VP SBA & Alternative Lending Feb. 2008 to	2010-2012
Trustee since 1993	Dec. 2010, Sr. VP Business Banking, Fifth/Third Bank, from Nov.
2006 through Feb. 2008.

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges, LLC, a consultancy	Ambassador Funds,
Director and Trustee	providing financial guidance to non-profits, since Oct 2011; CFO,	2010-2012
since 2001	Asian Human Services from Feb 2007 to April 2011.

Inside (“interested”) Directors/Trustees(1)

Robert S. Bacarella (1949)	For the Advisor: Chief Executive Officer and President since 1997	Ambassador Funds,
Director and President since 1985	and Director since 1984. For the Monetta Fund: Director, President,	2010-2012
Trustee and President since 1993	and Portfolio Manager since 1986; Chairman from 1986 to May
2012. For the Trust: Trustee and President since 1993; Portfolio
Manager of the Equity Funds since 1993; Chairman from 1993 to
May 2012.

Officers Who Are Not Directors/Trustees:

Robert J. Bacarella* (1977)	For the Advisor: Vice President, Treasurer, Chief Financial Officer,	Not Applicable
Vice President since 2009	and Director since 2010. For the Monetta Fund and Trust: Vice
Treasurer since 2010	President since 2009; Treasurer, Chief Financial Officer, and
Secretary since November 2012; Co-Portfolio Manager of the Equity
Funds since 2009; Security Analyst from 2008 to 2009. Audit
Manager at MidAmerica Bank from 2005 to 2008.

Heather L. Nichols (1983)	Director, Cipperman Compliance Services LLC since 2012; Chief	Not Applicable
Chief Compliance Officer since 2012	Compliance Officer for the Adviser since 2012; Vice President and
c/o Cipperman Compliance, LLC	Manager, Regulatory Administration at BNY Mellon from 2010 to
500 E. Swedesford Rd.,	2012; Regulatory Administration Specialist at BNY Mellon from 2008
Suite 104	to 2010; Staff Auditor at WSFS Bank from 2005 to 2008.
Wayne, PA 19087

(1) Directors and Trustees who are Employers of the Adviser receive no compensation from the Fund or the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

NOTICE TO SHAREHOLDERS December 31, 2012 (Unaudited)

Tax Information

For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Monetta Fund	0.00%
Young Investor Fund	100.00%
Orion/Monetta Intermediate Bond Fund	0.00%

Proxy Voting Policies and Proxy Voting Record

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd,. Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

PRIVACY NOTICE

In order to provide the products and services of the Monetta Family of Funds, the Funds may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

●	information that you provide us on applications and other forms;
●	information that we generate to service your account, such as account statements; and
●	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  John L. Guy, Mark F. Ogan, and Marlene Z. Hodges are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to services while performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” refer to services provided by the principal accountant other than those previously mentioned. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$23,400	$23,400
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$11,000
All Other Fees	$925	$838

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)*  /s/ Robert S. Bacarella
                                          Robert S. Bacarella, Chief Executive Officer

Date                                     4/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Robert S. Bacarella
                                          Robert S. Bacarella, Chief Executive Officer

Date                                     4/30/13

By (Signature and Title)*   /s/ Robert J. Bacarella
                                           Robert J. Bacarella, Chief Financial Officer

Date                                     4/30/13

* Print the name and title of each signing officer under his or her signature.